Prudential Financial, Inc. Prudential Financial, Inc. Tokyo Investor Day September 11, 2008 Tokyo Investor Day September 11, 2008 Exhibit 99.0

2008 Tokyo Investor Day
Forward-Looking Statements
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private
Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon
Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate, and other financial markets; (2) interest rate fluctuations; (3) reestimates of our reserves for future policy benefits and claims; (4) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (5) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (6) changes in our claims-paying or credit ratings; (7) investment losses and defaults;
(8) competition in our product lines and for personnel; (9) changes in tax law; (10) economic, political, currency and other risks relating to our international operations; (11) fluctuations in foreign currency exchange rates and foreign securities markets; (12) regulatory or legislative changes; (13) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (14) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (15) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (16) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (17) changes in statutory or U.S. GAAP accounting principles, practices or policies; (18) changes in assumptions for retirement expense; (19) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and continue share repurchases, and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends or distributions; and (20) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

2008 Tokyo Investor Day
Non–GAAP Measure
This presentation includes references to “adjusted operating income” and “return on equity” (“ROE”). ROE is determined by dividing adjusted operating income after-tax, annualized for interim periods, by average attributed equity. Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-
related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax profile. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities related to foreign currency exchange movements that have been economically hedged. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders.
Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations.
Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The schedule on the following page provides a reconciliation of adjusted operating income to income from continuing operations in accordance with GAAP.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended December 31, 2007, our Current Report on Form 8-K dated May 16, 2008 to retrospectively adjust portions of the Company’s
Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 located on the Investor Relations Web site at
www.investor.prudential.com.
Additional historical information relating to the Company’s financial performance, including its second quarter 2008 Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, should be considered by readers when reviewing forward-looking statements contained in this presentation.

2008 Tokyo Investor Day
International Insurance and Investments Division
Reconciliation between adjusted operating income and the comparable GAAP measure
International Insurance and Investments Division
Reconciliation between adjusted operating income and the comparable GAAP measure
(in millions)
2002 2003 2004 2005 2006 2007 2007 2008
Revenues (1):
Life Planner Operations 2,354 $  2,886 $  3,404 $  4,495 $  4,884 $  5,414 $  2,667 $        3,066 $
Gibraltar Life 2,715 2,749 3,004 3,187 2,851 2,844 1,441 1,588
International Investments 245 241 446 487 590 769 346 330
Total revenues 5,314 5,876 6,854 8,169 8,325 9,027 4,454 4,984
Benefits and Expenses (1):
Life Planner Operations 1,975 2,437 2,889 3,674 3,946 4,394 2,145 2,495
Gibraltar Life 2,337 2,379 2,602 2,687 2,361 2,266 1,141 1,293
International Investments 245 257 369 381 447 510 241 278
Total benefits and expenses 4,557 5,073 5,860 6,742 6,754 7,170 3,527 4,066
Adjusted operating income (loss):
Life Planner Operations 379 449 515 821 938 1,020 522 571
Gibraltar Life 378 370 402 500 490 578 300 295
International Investments - (16) 77 106 143 259 105 52
Total adjusted operating income before income taxes 757 803 994 1,427 1,571 1,857 927 918
Reconciling Items:
Realized investment gains (losses), net, and related adjustments (172) (31) (32) 169 251 367 161 (372)
Related charges (16) (35) (13) (89) (11) (64) (8) -
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - 56 186 28 (99) 54 (112)
Change in experience-rated contractholder liabilities due to asset value changes - - (56) (186) (28) 99 (54) 112
Equity in earnings of operating joint ventures (7) (15) (14) (22) (28) (30) (16) (14)
Total reconciling items (195) (81) (59) 58 212 273 137 (386)
Income from continuing operations before income taxes, equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect
of accounting change 562 $     722 $     935 $     1,485 $  1,783 $  2,130 $  1,064 $        532 $
Six months ended June 30, Year ended December 31,
(1)   Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities; and
revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures.  Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

International Businesses Overview Edward P. Baird Chief Operating Officer International Businesses

2008 Tokyo Investor Day
International Division
Organizational Structure
Finance
Japanese Life
Planner
Operations
Investment
Management
Gibraltar
Life
Operations
and
Technology
Insurance
Operations
Outside Japan
Human
Resources
International
Investments
Businesses
International
Division

2008 Tokyo Investor Day
• Grow organically and through complementary
distribution channels and opportunistic acquisitions
• Increasing emphasis on meeting retirement needs
Key Elements of Our International Strategy
• Needs-based selling
• Continue building proprietary distribution:
recruiting and selection
• Historical focus on life insurance
• Concentrate on a limited number of attractive countries
• Target the affluent and mass affluent consumer
• Expanding asset management business

2008 Tokyo Investor Day
• Sustainable AOI growth at solid double-digit rates
• Sustainable 20% ROE’s
• Strong free cash flow
• Complementary group of International businesses
with short and long-term growth potential
International Divisional Goals

8 2008 Tokyo Investor Day International Division Today Italy Poland Brazil Argentina China India Mexico Taiwan Korea Life Planning Insurance Japan International Investments Traditional Insurance

2008 Tokyo Investor Day
International Division
Key Milestones for International Insurance
2006 2005 2004 2003 2001
1987
TRADITIONAL BUSINESS
LIFE PLANNER BUSINESSES
U.S. DOLLAR LIFE INSURANCE PRODUCT
ACQUIRED AOBA LIFE INSURANCE CO., LTD.
U.S. DOLLAR RETIREMENT
INCOME PRODUCT
BANK CHANNEL /
U.S. DOLLAR FIXED ANNUITY

2008 Tokyo Investor Day
Emerging Markets: China
• Established China Rep Office in Beijing in 1998
• Minority Interest in China Pacific Life, China’s third
largest life insurance company
– Investment through a consortium of investors in 2005
– Shares converted to China Pacific Group in 2007
by the consortium
• Everbright Pramerica Fund Management Co. Ltd.
– Formed in 2004 with Everbright Securities
– 5 funds with total assets under management,
$5 billion
(1)
1) As of June 27, 2008 (U.S. dollar equivalent, translated at the December 28, 2007 FX rate, 7.3RMB/1USD)

2008 Tokyo Investor Day
Emerging Markets: India
2 strategic partnerships with DLF, India’s largest real
estate development company
• DLF Pramerica Life Insurance Company Ltd. (DPLI)
– Granted R3 license by the Insurance Regulatory
and Development Authority (IRDA) of India,
allowing DPLI to start life insurance operations
• DLF Pramerica Asset Managers Private Ltd.
– Formed in December 2007
– Awaiting approvals from the Securities and
Exchange Board of India (SEBI) and
the Registrar of Companies (RoC)

2008 Tokyo Investor Day
2007
Six months
ended
June 30, 2008
International Division Financial Performance
1) Based on annualized after-tax adjusted operating income for the six months ended June 30, 2008
Adjusted operating income pre-tax:
Life Planner Business
Gibraltar Life
International Insurance
International Investments
International Division
$515
402
917
77
$994
$821
500
1,321
106
$1,427
$938
490
1,428
143
$1,571
$1,020
578
1,598
259
$1,857
$571
295
866
52
$918
Year Ended December 31,
2004 2005 2006
($millions)
23.9% ROE
(1)

2008 Tokyo Investor Day
Competitive Advantage
Life Planning Insurance
• Life Planner profile similar to
customer profile
• Life Planner maintains contact with
client, as trusted professional
• Identify protection needs before
discussing products
• Protection life insurance purchased
as a solution to identified need
• Variable compensation structure
• Rewards productivity and persistency
Life Planners
• Very selective recruiting
• Highly trained career professional
Needs Based Selling
• Financial planning approach
• Emphasis on protection products
Compensation structure
• Aligns customer/agent/company
interest

14 2008 Tokyo Investor Day $0 $200 $400 $600 $800 $1,000 $1,200 2003 2004 2005 2006 2007 2Q 07 2Q 08 Life Planner Businesses Pre-Tax AOI ($millions) 449 515 821 938 1,020 522 571 YTD POJ All Other

2008 Tokyo Investor Day
The Beneficial Cycle
Proven Execution Track Record
Products
Satisfy
Customer
Needs
Sales
Managers
Drive
Recruiting,
Support
Prospecting
Life-Long Customer Relationships
High
Life Planner
Income
High
Customer
Satisfaction
High
Quality
Referral
More
Quality
Recruits
Favorable
Growth
Prospects
Superior
ROE
High Life Planner
Needs-Based
Selling
Retention
Retention
Productivity
Productivity
High Life Planner
Persistency
Persistency
High Policy

2008 Tokyo Investor Day
Gibraltar Life: “Prudentialized” Traditional
Model Japanese Life Insurance Company
• Variable agent compensation
• Life Planner training principles adapted to
traditional field force
• Needs-based selling of protection and
retirement products
• Introduce products targeted to customer base
• Maintain and cultivate strong affinity group relationships
• Evolving third party distribution for selected products

17 2008 Tokyo Investor Day 370 402 500 490 578 300 295 $0 $100 $200 $300 $400 $500 $600 $700 2003 2004 2005 2006 2007 2Q 07 2Q 08 Gibraltar Life Pre-Tax AOI ($millions) YTD

2008 Tokyo Investor Day
Enhancing Returns Through Proven Strategies
Investment Portfolio
• U.S. dollar investments
• Extending duration
• Asset class diversification
Access to Prudential Resources
• Product and distribution channel skills
• Experience in the U.S. Retirement business
Opportunities for Expense Synergies
• Shared management resources
• System integration
• Common back office platforms

2008 Tokyo Investor Day
Positioned for International
Market Developments
Prudential Positioning Market Development
Lifetime client relationships
Well-established in Retirement
Market through Associations
Innovative, successful U.S.
dollar retirement products
Growing Demand for
Retirement
Accumulation Products

2008 Tokyo Investor Day
Current Population: 127 Million People
% of 65+ Age Group: 22% in 2008
30% in 2030
(1)
36% in 2050
(1)
Japan’s Demographic Change
14% 14%
11% 11%
11% 11%
64% 64%
59% 59%
53% 53%
22% 22%
30% 30%
36% 36%
0%
25%
50%
75%
100%
2008 2030 2050
Age 0-14 Age 15-64 Age 65+
1) Source: Population Projections from Japan’s National Institute of Population and Social Security Research
Rapidly growing
pre-Retirement/
Retirement
Markets

2008 Tokyo Investor Day
Needs-Based Selling Over a Lifetime
20            60+ Client Age
Prudential
Solutions
Premature Death Premature Death
Retirement Retirement
Accumulation Accumulation
Financial Risk
Protection
Needs
Young Household
Pre-Retiree
Retirement
Life Cycle
Term Insurance
Whole Life
U.S. Dollar Retirement Income
Innovative Annuity Products
Retirement Income Retirement Income

2008 Tokyo Investor Day
$0
$50
$100
$150
$200
$250
2003 2004 2005 2006 2007
Life Planners
Serving Client Needs Through a Lifetime
Prudential of Japan
Second Sales to Existing Customers
(1)
1) Translated based on constant exchange rate of 106 Japanese yen per U.S. dollar for all periods presented
New
Annualized
Premiums
($millions)

2008 Tokyo Investor Day
Positioned for International
Market Developments
Greater Regulatory
Standards Govern
Product Distribution
Full-time, college-educated
Life Planner force
Proven training for all channels
Superior agent retention
Prudential Positioning Market Development
Growing Demand for
Retirement Accumulation
Products
Lifetime client relationships
Well-established in Retirement
Market through Associations
Innovative, successful U.S.
dollar retirement products

2008 Tokyo Investor Day
Positioned for International
Market Developments
Expanding Distribution
Channels
Established bank distribution
relationships
Gibraltar distributors
“seconded” to Bank Channel
Greater Regulatory
Standards Govern
Product Distribution
Full-time, college-educated
Life Planner force
Proven training for all channels
Superior agent retention
Prudential Positioning Market Development
Growing Demand for
Retirement Accumulation
Products
Lifetime client relationships
Well-established in Retirement
Market through Associations
Innovative, successful U.S.
dollar retirement products

2008 Tokyo Investor Day
Gibraltar Life
Beyond the Life Advisor Channel
• Strengthening bank channel distribution by transferring
Life Planners to bank branch based sales
• Banks now commencing sales of life insurance in
addition to annuity products
• Well-established relationship with Teachers Association
positions Gibraltar Life to meet the needs of teachers,
including retirement planning
• New product development opportunities

2008 Tokyo Investor Day
Where We Are Today
• Leadership positions in life planning
• Gibraltar generates high ROE’s and cash flows
• Growing asset management platforms
• Profitability dominated by Japan and Korea
• Acquisitions potentially additive
• Expect to achieve our financial goals
• Expanding retirement businesses
• Developing multi-channel capabilities

Japanese Insurance Operations Kazuo Maeda Co-President Prudential International Insurance

2008 Tokyo Investor Day
Life Insurance Market in Japan
•
•
Total population of Japan is 127
Total population of Japan is 127
million
million
(#10 in the world)
(#10 in the world)
(1)
•
•
Total GDP is $4.3 trillion (#2)
Total GDP is $4.3 trillion (#2)
(2)
•
•
Total life insurance premium is
Total life insurance premium is
$362 billion (#2
$362 billion (#2)
(3)
•
•
Total life insurance premium is
Total life insurance premium is
8.3% of GDP
8.3% of GDP
(3)
•
•
88% of households have
88% of households have
life insurance
life insurance
(4)
1) As of July 1, 2008; provisional estimate, Statistics Bureau, Ministry of Internal Affairs and Communications.  (Japanese government)
2) For the year ended December 31, 2006; nominal gross domestic product, based on Annual Report on National Accounts, Cabinet Office. (Japanese government)
3) For the year ended March 31, 2007; based on Sigma Report No. 4 /2007, World Insurance in 2006, Swiss Reinsurance Company.
4) As of April-June 2006, according to Japan Institute of Life Insurance.

2008 Tokyo Investor Day
INDUSTRY
Business in-force
down 19%
in five-year period
(1)
Number of in-force
policies up 80%
in five-year period
(1)
Annuity account
balances up 29%
in five year period
(1)
Life Insurance Industry in Japan
Death
Protection
“Third-
Sector”
Medical
Coverage
Retirement
and Savings
1) Based on Japanese statutory reporting; comparison for fiscal years ended March 31, 2008 and March 31, 2003.
2) Based on annualized new business premiums at constant exchange rate of 106 Japanese yen per U.S. dollar
PRUDENTIAL
Business in-force
up 10%
in five year period
(1)
Number of in-force riders
and policies up 58%
in five-year period
(1)
U.S. dollar retirement income
and fixed annuities:
none in 2003, 27%
of new business in 2007
(2)

2008 Tokyo Investor Day
Japanese Life Insurance
Industry Developments
• Growing demand for retirement and savings products
• Current regulatory environment requires higher
standards for distributing insurance products
• Recent regulations allow growth of bancassurance

2008 Tokyo Investor Day
Japanese Life Insurance
Industry Developments
•
•
U.S. dollar fixed annuities offer
U.S. dollar fixed annuities offer
attractive value proposition for
attractive value proposition for
customers and favorable returns
customers and favorable returns
for Prudential
for Prudential
•
•
Prudential resources and experience
Prudential resources and experience
in U.S. retirement market support
in U.S. retirement market support
development of innovative
development of innovative
retirement solutions
retirement solutions
•
•
Needs-based selling principles applied
Needs-based selling principles applied
to retirement market
to retirement market
•
•
Life Planners cultivate lifetime
Life Planners cultivate lifetime
customer relationships
customer relationships
•
•
Associations offer effective
Associations offer effective
distribution platform
distribution platform
Growing demand for retirement
Growing demand for retirement
and savings products
and savings products
•
•
Japanese “baby boomer”
Japanese “baby boomer”
demographics:
demographics:
expect more than 40% increase
expect more than 40% increase
in 65+ age cohort over
in 65+ age cohort over
25
25
years
years
(1) (1)
•
•
Strains on government pension
Strains on government pension
programs lead to growing
programs lead to growing
individual responsibility
individual responsibility
for retirement
for retirement
Prudential Positioning Development
1) Source: Population Projections from Japan’s National Institute of Population and Social Security Research

2008 Tokyo Investor Day
Japanese Life Insurance
Industry Developments
•
•
Professional fulltime Life Planners
Professional fulltime Life Planners
•
•
Life Planner training principles adapted
Life Planner training principles adapted
to Life Advisors
to Life Advisors
•
•
Needs-based selling principles cover
Needs-based selling principles cover
both death protection and retirement
both death protection and retirement
Current regulatory environment
Current regulatory environment
requires higher standards for
requires higher standards for
distributing insurance products
distributing insurance products
•
•
Suitability: documented
Suitability: documented
communications to protect
communications to protect
customer’s interests
customer’s interests
•
•
Illustrations: professional skills
Illustrations: professional skills
required to explain risks and
required to explain risks and
benefits, avoid customer
benefits, avoid customer
misunderstandings
misunderstandings
Prudential Positioning Development

2008 Tokyo Investor Day
Japanese Life Insurance
Industry Developments
•
•
Successful bank relationships
Successful bank relationships
established based on U.S. dollar
established based on U.S. dollar
fixed annuity products
fixed annuity products
•
•
Specially-trained Life Advisors
Specially-trained Life Advisors
assigned to bank channel
assigned to bank channel
•
•
Protection products introduced in
Protection products introduced in
bank channel, 2008
bank channel, 2008
Recent regulations allow growth
Recent regulations allow growth
of bancassurance
of bancassurance
•
•
Annuity and savings products
Annuity and savings products
(2002)
(2002)
•
•
Single premium whole life and
Single premium whole life and
endowment (2005)
endowment (2005)
•
•
“Protection”
insurance
insurance
products-
products-
e.g. term (2007)
e.g. term (2007)
Prudential Positioning Development
“Protection”
“Protection”

2008 Tokyo Investor Day
4,197 4,197
9 9
4,861 4,861
6 6 6.  Prudential 6.  Prudential
124,121 66,727
Industry Total
(3)
100,686 52,274
Subtotal
3,709
10
2,334
10 10. Fukoku
2,038
13
2,615
9 9.  Tokyo Marine Holdings
3,537
11
3,803
8 8.  Sony Life
16,086
4
4,483
7 7.  Meiji-Yasuda
2,602 2,602 2,808 2,808
(POJ) (POJ)
1,595 1,595 2,053 2,053
(Gibraltar) (Gibraltar)
4,533
8
5,191
5 5.  AIG
7,316
6
6,202
4 4.  T&D Financial
25,243
1
6,451
3 3.  Nippon
16,166
3
7,431
2 2.  Sumitomo
17,862
2
8,904
1 1.  Dai ichi
Billion Yen Ranking Billion Yen Ranking Ranking by New Business Amount (2)
FY2007
(Individual + Annuity)
(1)
FY2002
(Individual + Annuity)
(1)
1) New business on Individual life and annuity contracts including net increase by conversions
2) According to Life Insurance Association of Japan
3) Excluding Japan Post Insurance
Overall Position –
New Business (Face Amount)

2008 Tokyo Investor Day
Maintain Two Distinct Brands
•
•
Expand bank distribution
Expand bank distribution
from successful U.S. dollar
from successful U.S. dollar
fixed annuity base to
fixed annuity base to
protection products
protection products
•
•
Platform for further
Platform for further
expansion of products
expansion of products
and distribution
and distribution
Protection life insurance and
Protection life insurance and
retirement/savings products
retirement/savings products
sold by Life Advisors to mid-
sold by Life Advisors to mid-
market and affinity groups
market and affinity groups
Gibraltar Life
Gibraltar Life
Prudential
Prudential
of Japan
of Japan
Needs-based sales of
Needs-based sales of
retirement/savings
retirement/savings
products to mass affluent
products to mass affluent
and affluent markets
and affluent markets
Opportunities
Opportunities
Protection life insurance
Protection life insurance
sold by full-time Life
sold by full-time Life
Planners to mass affluent
Planners to mass affluent
and affluent markets
and affluent markets
Market
Market
Emphasis
Emphasis

2008 Tokyo Investor Day
Synergy Initiatives
Management Efficiency
Gibraltar Life
Prudential
of Japan
Financial Performance
• Systems integration
• Common platform for:
• Insurance administration
• Financial reporting
• Risk management
• Compliance & Internal controls
• Human Resources
• Business strategy –
two distinct brands
• Shared resources –
senior management and
marketing officers

2008 Tokyo Investor Day
Growth in Japan Operations
Adjusted Operating
Income ($ millions)
Number of
Number of
LPs & LAs
LPs & LAs
POJ and Gibraltar Combined
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
0
200
400
600
800
1,000
1,200
1,400
1,600
# of LA
# of LP
Adjusted Operating Income

2008 Tokyo Investor Day
Distribution Strength in Selected Markets
Prudential of Japan
Life Planners
Gibraltar Life
Advisors
First half 2008 : $528 million new business
annualized premiums
(1)
1) Translated based on constant exchange rate of 106 Japanese yen per U.S. dollar
41%
54%
5%
Bank Distribution

2008 Tokyo Investor Day
Japanese Insurance Operations Overview
1) In millions
2) At end of period
3) Translated based on constant exchange rate of 106 Japanese yen per U.S. dollar for all periods presented
$528 $459 $890 $892
Annualized new business
premiums
(1)(3)
8,978 8,827 9,332 8,900
Number of Life Planners/
Life Advisors
(2)
$762 $730 $1,418 $1,273
295 300 578 490
Gibraltar Life
$467 $430 $840 $783
Prudential of Japan
2008 2007 2007 2006
Pre-tax adjusted operating income (1)
Six months ended
June 30,

2008 Tokyo Investor Day
Prudential of Japan
•
•
Face amount in force, $244 billion
Face amount in force, $244 billion
(1) (2)
•
•
$24.8 billion in assets
$24.8 billion in assets
(1) (2)
•
•
84 agency offices
84 agency offices
(1)
•
•
Ratings: Standard & Poor’s, AA
Ratings: Standard & Poor’s, AA
•
•
Ranked #1 in Japan for number of
Ranked #1 in Japan for number of
Million Dollar Round Table
Million Dollar Round Table
members in each of
members in each of
the past 11 years
the past 11 years
1) As of June 30, 2008
2) Translated based on exchange rate of 106 Japanese yen per U.S. dollar
– Agency Offices

2008 Tokyo Investor Day
Business Model
Life Planner – Needs-Based Selling
•
Life Planner –
a selective, high quality sales force
•
Only about 3 out of 100 candidates are hired
•
Well trained and professional
•
Customer focused
•
Disciplined, and demonstrates “missionary zeal”
•
Profile of a typical POJ new Life Planner
–
Age 32 years old
–
College graduate
–
Good sales experience outside the life insurance industry
–
Married with children
–
First job change
–
POJ policyholder
–
Referred by another POJ Life Planner
–
Annual income in the previous job was about $50,000

2008 Tokyo Investor Day
Yen-based protection
products
(2)
Yen-based savings
and retirement
income products
(5)
U.S. Dollar-based
products
(3)
In-force Annualized Premium Mix
as of June 30, 2008
(1)
New Business Annualized Premium Mix
6 months ended June 30, 2008
(1)
Third Sector
(4)
19%
50%
16%
15%
32%
38%
14%
16%
1) Includes single premium business at 10%
2) Primarily whole life and term
3) Primarily whole life and retirement income
4) Cancer, medical, accident and sickness; primarily riders
5) Primarily retirement income
Prudential of Japan
Emphasis on Protection Products

2008 Tokyo Investor Day
Prudential of Japan
Positioned for Second Sales Serving Retirement Needs
20            30          40          50          60+ Client Age
Death
Protection
Needs
Focused
Focused
on
on
Mass
Mass
Affluent/
Affluent/
Affluent
Affluent
Market
Market
• Lifetime client relationships
• Needs-based selling through client lifecycles
• Innovative products serve evolving needs
Retirement
Income
Needs

2008 Tokyo Investor Day
Prudential of Japan
History of Growth
Growth of Business and LPs
Number of life insurance Number of life insurance
policies in force policies in force
(thousands) (thousands)
Number of LPs Number of LPs
0
500
1,000
1,500
2,000
2,500
3,000
3,500
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200
Number of LPs Number of Policies
Aoba Life adds
Aoba Life adds
350,000 life
350,000 life
insurance
insurance
policies
policies

2008 Tokyo Investor Day
Prudential of Japan
Key Drivers
(1)
6.7 Productivity
(2)
71.3%
24 –
month
82.7%
12 –
month
Life Planner Retention
90.5%
25 –
month
95.0%
13 –
month
Policy Persistency
(Face-amount)
1)
Measured as of or for the year ended December 31, 2007
2)
Policies sold per Life Planner, per month; includes medical and cancer policies.

2008 Tokyo Investor Day
Prudential of Japan
Outlook
•
Continued demand for death protection insurance
•
Customers increasingly selective of insurers
•
Evolving strategies
•
“Business insurance”
continues to be sales growth
opportunity for mass affluent and affluent markets
Medical insurance, nursing care, and
Medical insurance, nursing care, and
variable annuities
variable annuities
Death Protection
Death Protection
(market)
(market)
Needs-based, innovative retirement
Needs-based, innovative retirement
accumulation products (e.g. U.S. Dollar
accumulation products (e.g. U.S. Dollar
Retirement Income) support “second sales”
Retirement Income) support “second sales”
Death Protection
Death Protection
(POJ)
(POJ)

2008 Tokyo Investor Day
Gibraltar Life
•
• Strong affinity group relationships
• Growing bancassurance business
• Face amount in force, $184 billion
(1) (2)
•
• $35 billion in assets
(1) (2)
• 499 sub-branch offices
(1)
• Ratings: Standard & Poor’s, AA
Moody’s, Aa3
1) As of June 30, 2008
2) Translated based on exchange rate of 106 Japanese yen per U.S. Dollar
-
Sub-branch Offices

2008 Tokyo Investor Day
Business Model
Life Advisor – Strong Affinity Group Relationship
•
Acquired by Prudential Financial in 2001
•
Expanded Life Advisor distribution
•
Leveraging Life Planner model to improve key drivers
•
Wider geographic coverage than POJ to meet market needs
and affinity group reach
•
Teachers Association market generates steady mortality gain
(term insurance) and opportunity to capture retirement money
•
Offering wide range of products to customers (Death Protection,
Medical, Endowment and U.S. Dollar Fixed Annuities)

2008 Tokyo Investor Day
Life Advisor Distribution
•
Selection criteria designed for sales in affinity
group market
•
Candidates often introduced by successful Life Advisors
Selective Recruiting Standards
Training: Adapted From Life Planner System
•
Basic training adapted from Prudential of Japan
•
Tailored to accommodate affinity group
Assignment to Affinity Groups

2008 Tokyo Investor Day
Affinity Group Relationships
Teachers Association
• Relationship since 1952
• Approximately 500,000
members and retirees
• Access to
over 1 million teachers
and 37,000 schools
Other associations, including:
• Shoko (Small Business
Owners Association)
• Food Hygiene Association
• Japanese Social
Welfare Foundation
• Beauticians Association
• Self Defense Force

2008 Tokyo Investor Day
Business Model
Third Party Distribution – Expansion of Bank Channel
•
Commenced bank distribution in 2005
•
Disciplined entry and expansion in the
bancassurance market
•
U.S. dollar fixed annuities: a bank channel
success story
•
Regulatory changes provide upside business
opportunities for other retirement products and
death protection products
•
Needs-based selling model is a key credential
in the bank channel

2008 Tokyo Investor Day
First Half 2007 First Half 2008
New Business
Annualized Premiums
(1)
Bank
Distribution
1) Translated based on constant exchange rate for all periods presented of 106 Japanese yen per U.S. dollar; single premium business included at 10% credit
2) Term, recurring premium whole life, riders
3) U.S. dollar whole life and retirement income
4) Single premium life; endowment
Yen-based protection
Yen-based protection
products
products
(2) (2)
U.S. dollar-based
U.S. dollar-based
protection products
protection products
(3) (3)
Yen-based savings
Yen-based savings
and retirement
and retirement
income products
income products
(4) (4)
U.S. dollar fixed
U.S. dollar fixed
annuities
annuities
$176M
$243M
Bank
Distribution
Gibraltar Life: U.S. Dollar Fixed Annuities
Complement Product Line

2008 Tokyo Investor Day
Gibraltar Life “Prudentialized”
Key Drivers
(1)
Gibraltar
Gibraltar
POJ
POJ
31.1% 71.3%
24 –
month
52.7% 82.7%
12 –
month
Life Advisor Retention
87.9% 90.5%
25 –
month
91.7% 95.0%
13 –
month
Policy Persistency
(Face-amount)
3.5 6.7
Productivity
(2)
1) Measured as of or for the year ended December 31, 2007
2) Policies sold per Life Planner / Life Advisor, per month; includes medical and cancer policies

2008 Tokyo Investor Day
Bank Business Overview
•
Competitive U.S. dollar fixed annuity product formed
foundation for relationships
•
Developing channel access for full
deregulation opportunities
– Leveraging Prudential’s third-party channel expertise to
complement annuities with death protection products
– Over 100 POJ Life Planners transferred to
Gibraltar Life, 2007 – 2008; now assuming full-time
bank channel sales responsibilities
•
Seeking expansion of bank network

2008 Tokyo Investor Day
Summary
• Life Planner model offers sustainable competitive advantages
• Needs-based selling, emphasis on protection products
• Capture additional sales by emphasizing retirement needs
of existing and new customers
• Superior policy persistency contributes to returns
• Gibraltar Life leverages Life Planner model attributes
in affinity group and mid-market customer base
• Growing distribution through banks and associations
• Business model well-suited to changing landscape

International Insurance Finance John Hanrahan Chief Financial Officer International Businesses

2008 Tokyo Investor Day
Drivers of Sustainable Financial Performance
• Favorable mortality margins drive strong
returns
• High ROE products generate substantial
excess capital
• Capital management opportunities enhance
overall returns
• Duration lengthening supported by long-term
nature of liabilities contributes to returns
• U.S. dollar investing: Natural hedge for
Prudential, enhancing portfolio returns
• Strong persistency drives revenue growth
• Margins earned throughout in-force period
• Business growth increases scale benefits
Needs-Based Selling
Capital Management
Emphasis on Protection Products
Investment Portfolio Strategies

2008 Tokyo Investor Day
YTD
Prudential of Japan
Number of Individual Policies In-force
In thousands
1) Individual Life and Annuities
(1)
2,258
2,144
1,914
1,774
500
1,500
2,500
2Q 07 2Q 08
1,820
1,956
2,074
2,194
1,348
1,690
1,838
1,180
1,037
1,538
500
1,500
2,500
2002 2003 2004 2005 2006 2007
Total POJ POJ excluding Aoba business

2008 Tokyo Investor Day
$ millions
International Insurance
Pre-Tax AOI
1,598
1,428
1,321
917
819
757
$0
$500
$1,000
$1,500
$2,000
2002 2003 2004 2005 2006 2007
Life Planner Business Gibraltar Life
866
822
$0
$500
$1,000
$1,500
$2,000
2Q 07 2Q 08
YTD

2008 Tokyo Investor Day
Yen-based protection
products
Yen-based savings
and retirement
income products
U.S. Dollar-based
products
In-force Annualized Premium Mix
as of June 30, 2008
(1)
New Business Annualized Premium Mix
6 months ended June 30, 2008
(1)
Third Sector
19%
50%
16%
15%
32%
38%
14%
16%
1) Includes single premium business at 10%
2) Primarily whole life and term
3) Primarily whole life and retirement income
4) Cancer, medical, accident and sickness; primarily riders
5) Primarily retirement income
Life Planner Business
Emphasis on Protection Products
Prudential of Japan
(2) (3)
(4)
(5)

2008 Tokyo Investor Day
Yen-based protection
products
Yen-based savings
and retirement
income products
U.S. Dollar-based
insurance products
In-force Annualized Premium Mix
as of June 30, 2008
(1)
New Business Annualized Premium Mix
6 months ended June 30, 2008
(1)
U.S. Dollar
fixed annuities
3%
74%
9%
14%
22%
39%
32%
7%
1) Includes single premium business at 10%
2) Includes third sector products
Gibraltar Life
Emphasis on Protection Products
Gibraltar Life
(2)
(2)

2008 Tokyo Investor Day
Investment Portfolio Opportunities
Access to Prudential skill sets –
commercial mortgages,
corporate credit
Equities support portion of
long-dated risks
Asset Class
Diversification
Extending asset duration reduces
risk profile relative to long-dated
liabilities while increasing yield
Duration
Lengthening
“Natural hedge” for GAAP equity
Additional U.S. dollar exposure
related to economic value
U.S. Dollar
Investment Exposure

2008 Tokyo Investor Day
U.S. Dollar Product and Investment Strategies
U.S. Dollar
Investments
U.S. Dollar
Denominated
Products
Enhanced
portfolio yield
Natural hedge
for Prudential
Financial, Inc.
Favorable
value
proposition
Favorable
expected
returns

2008 Tokyo Investor Day
Improving Investment Portfolio Returns
(1)
1) Excludes U.S. dollar reinsurance activity, Prudential’s Tokyo office building, and one-time activities
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
$(40)
$(30)
$(20)
$(10)
-
$10
$20
$30
$40
Normalized Investment Spread Amount ($ millions)
Yield
Crediting Rate
Prudential of Japan

2008 Tokyo Investor Day
Japan Government Bond Yields
Japanese Portfolio Duration –
AOI Enhancement Opportunities
• Gibraltar and POJ have increased their yen portfolio duration to reduce interest rate risk relative to the liabilities.
• Due to the upward sloping yield curve, increasing duration improves investment yield.
• The impact on the yield varies with the location on the curve of the assets that are bought and sold.
-
0.50
1.00
1.50
2.00
2.50
3.00
1 6 11 16 21 26 31
Maturity (Years)
June 2008 Japan
Government Bond Yield Curve
Gibraltar Portfolio Duration Change
4Q04 – 2Q08
POJ Portfolio Duration Change
4Q04 – 2Q08
POJ liability duration range Gib liability duration range
Asset  Duration

2008 Tokyo Investor Day
Prudential International Insurance
Japan Portfolios (1)
Yen Portfolio Duration: 8 years Yen Portfolio Duration: 11 years
U.S. Treasury Bonds
Government/Government related
(primarily Japanese
Government Bonds)
Investment Grade
Corporate Bonds (Aaa, Aa, A)
Investment Grade
Corporate Bonds (Baa or BBB)
Commercial Loans
Below Investment Grade
Corporate Bonds
Real Estate
Equity Securities
Short Term
Policy Loans
Other (2)
December 31, 2004
June 30, 2008
1) Includes U.S. dollar reinsurance activity
2) “Other” category includes Trading Account Assets and Other Long-term Investments
0%
21%
9%
1%
2%
3%
2%
2%
3%
7%
50%
1%
23%
8%
2%
2%
5%
0%
2%
4%
6%
47%

2008 Tokyo Investor Day
Foreign Currency Income Hedges
• Yen income hedging plan on 12 quarter rolling basis
• A strengthening yen helps earnings over the long term
• Yen forward rates imply future strengthening of the yen
versus the dollar
• Hedging smoothes the impact on earnings, but does not
eliminate it
• 2008 yen income hedged at a rate of 106 yen / dollar
• As we generate more income in U.S. dollar (U.S. dollar
investment, U.S. dollar product sales) we have less
exposure to FX movement
4 Yr
Forward
3 Yr
Forward
2 Yr
Forward
1 Yr
Forward
Spot Rate
Rate as of
06/30/08
106.0 103.7 101.0 97.9 95.0 Yen / U.S.$

2008 Tokyo Investor Day
Foreign Currency Hedging Program
1) Japanese yen for U.S. dollar
2) Through June 30, 2008
"Rolling Hedge" Program
(1)
2008
Average
Spot FX
116
110
108
2007
2006
2005
2004
2008
(2)
106
100
N/A
Average
105
118 112
2009
104
N/A
N/A
?
102
109
108
101
99
106
102
2007
Hedge Rate

2008 Tokyo Investor Day
U.S. Dollar Retirement Products
Attractive Value Proposition in a Growing Market
45% 24%
Rates offered reflect yields on U.S. dollar investments;
compare favorably to Japanese yen-based products
U.S.$ Fixed
Annuity
U.S.$ Denominated
Retirement Income
Prudential of Japan
U.S.$ Denominated
Retirement Income
Gibraltar Life
% of First Half 2008
Sales
(1)
Attractive Yields for
Japanese Market
Flexibility
Retirement
Accumulation
Death Protection
Benefits
1) Based on annualized new business premiums; translation of Japanese yen-based sales at 106
Japanese yen per U.S. dollar

2008 Tokyo Investor Day
Mortality
Expense
Investment
Retirement Accumulation Products
Contribute to High Product Portfolio ROE Potential
Targeted 20+% ROE Portfolio
USD
Whole Life Term
USD
Annuity
USD
Retirement
Income

2008 Tokyo Investor Day
Well Capitalized Companies
Moody’s
(1)
Standard & Poor’s
(1)
AA
AA
Aa3
Gibraltar Life
NR
Prudential of Japan
• High ROE business generates significant excess capital
• “Net level premium reserves” achieved at POJ in 2005;
first dividend paid in 2006
• Gibraltar Life: full amortization of “statutory goodwill”
enhances capital generating capacity
Strong Capital Generation
1) Insurance claims-paying ratings as of September 2, 2008

2008 Tokyo Investor Day
Prudential International Insurance
Capital Redeployment
552
1,021
1,142
672
505
905
419
273
541
151
414
1,104
$0
$500
$1,000
$1,500
2002 2003 2004 2005 2006 2007
After-Tax Adjusted Operating Income Capital Redeployment
5,438
3,098
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Cumulative 2002
- 06/30/08
$ millions

2008 Tokyo Investor Day
Prudential International Insurance
Capital Management Opportunities
• Cross entity investments
• Acquisition and expansion funding
• Gibraltar subordinated debt repayment
• Reinsurance
• Dividends

Life Planners: Lifetime Relationships Built on Skill and Trust Nick Miyazaki Chief Marketing Officer

2008 Tokyo Investor Day
Business Model Founded on
Values and Beliefs
Values
Values
Worthy of trust, customer-focused,
Worthy of trust, customer-focused,
helping society, “winning”
helping society, “winning”
for company
for company
Vision
Vision
Most trusted and admired
Most trusted and admired
life insurance company
life insurance company
Mission
Mission
Help customers achieve financial
Help customers achieve financial
security and peace of mind
security and peace of mind
Strategy
Strategy
Fulfill protection needs in
Fulfill protection needs in
customer focused distribution
customer focused distribution
and service based model
and service based model

2008 Tokyo Investor Day
Life Planner Values and Beliefs
• Life insurance protection serves society’s
greater good
• Financial security and peace of mind are of
great value
• Customer needs come first; products serve
those needs
• Continuing, caring service is part of the
customer relationship
•
• The Life Planner is a trusted advisor
The Life Planner is a trusted advisor

77 2008 Tokyo Investor Day Critical Success Factors • Character and Integrity • IQ – Mental alertness • Achievement drive • High level of energy • Money motivation • Staying power

2008 Tokyo Investor Day
Life Planner Selection Process
Only the Strong Survive
3%
3%
HIRE
HIRE
3%
3%
Targeted Selection Interview 2
Targeted Selection Interview 2
7%
7%
Targeted Selection Interview 1
Targeted Selection Interview 1
11%
11%
Career Info Program 3
Career Info Program 3
16%
16%
Career Info Program 2
Career Info Program 2
29%
29%
Career Info Program 1
Career Info Program 1
100%
100%
Orientation
Orientation
Percentage of
Percentage of
Initial Group
Initial Group

2008 Tokyo Investor Day
Comprehensive Training
Supports Needs-Based Selling
STRUCTURED
TRAINING PROGRAM
Weeks
1 - 4
Weeks 5 - 50 Weeks 51 - 100
Basic
Training
Program
Continuing
Continuing
On the
On the
Job
Job
Training
Training

2008 Tokyo Investor Day
Role of the Sales Manager
Life Planner’s Personal Trainer and Coach
• Performance planning and review
• “Training by objective”
• Joint sales activity and monitoring
• Role-play skill building
The Life Planner’s Success
The Life Planner’s Success
is
is
The Sales Manager’s Success
The Sales Manager’s Success

81 2008 Tokyo Investor Day “KASH” Formula • Knowledge • Attitude • Skills • Habits

82 2008 Tokyo Investor Day Sales Cycle Prospecting Prospecting Review Review Preparation Preparation Sales Interviews Sales Interviews Telephoning Telephoning

2008 Tokyo Investor Day
Training Cycle
Performance Review
Performance Review
Role Play
Role Play
Review
Review
Sit Plan
Sit Plan
Role Play
Role Play
Review
Review
Joint Work
Joint Work
(Monitoring)
(Monitoring)

84 2008 Tokyo Investor Day Compensation System C = C C = C Compensation = Contribution

2008 Tokyo Investor Day
Life Planner Compensation
Rewards Productivity and Persistency
32%
22%
46%
Percentage of Overall
Life Planner Compensation
(1)
Compensation = Contribution
1) Based on year ended December 31, 2007 for Life Planners beyond initial training allowance period
First Year
Commission
Renewal
Commissions
Productivity &
Persistency Bonus

2008 Tokyo Investor Day
Standing Behind The Client For a Lifetime
Model Pattern of Lifecycle Income and Expenses
Model Pattern of Lifecycle Income and Expenses
College         Employed;
Married
Primary             Secondary
School              School
Life Cycle of      Pre-
second child      School
College         Employed;
Married
Primary             Secondary
School              School
Life Cycle of      Pre-
first child           School
52 62 32 42
Wife age                22
55 65 35 45
Husband age          25
Period of return to life as
married couple only
(“empty nest”)
Education of the children,
period in which they
become independent
Marriage
Birth of Children
Pattern of Income
Pattern of Expenses

2008 Tokyo Investor Day
The Life Planner Career
• Strong values and beliefs: protection life insurance
serves society
• A career that’s “right” for 3 out of 100 candidates
• Comprehensive, ongoing training
• Customer needs drive sales
• Compensation rewards productivity, persistency
• Entrepreneurial success while “making the world
a better place”